Treasury Shares	6 Months Ended
Jun. 30, 2025
Treasury Stock, Value [Abstract]
TREASURY SHARES	TREASURY SHARES
On May 23, 2022, the Board of Directors approved a repurchase authorization of up to 5 million of its issued and outstanding common shares. This authorization, which does not have an expiration date, replaced the Group’s prior authorization of an aggregate consideration of up to $5 million, which was terminated. On June 7, 2024, the Board of Directors increased the Company’s existing share repurchase authorization by 2.5 million to 7.5 million shares of its issued and outstanding common stock. The table below illustrates the movement on the treasury shares during the period:

	June 30, 2025
(Expressed in thousands of U.S. Dollars, except share information)	Number of shares	Par value

Balance at December 31, 2024	154,011	$3,677
Repurchases	1,502,024	35,048
Cancellation	(984,326)	(23,169)
Balance at June 30, 2025	671,709	$15,556